DELAWARE(SM)
INVESTMENTS
-----------


Delaware High-Yield Opportunities Fund

Current Income


(Current Income Artwork)


2000 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             5

Financial Statements

  Statement of Net Assets                                       6

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   14

  Report of Independent
  Auditors                                                     17


A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.

[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[] We follow strict investment policies and clear buy/sell guidelines.

[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[] We clearly articulate our investment policies and follow them consistently.

[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive
[] We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                 o High-yield bonds
   o Mid-cap equity                   o Investment grade bonds
   o Small-cap equity                 o Municipal bonds (23 single-state funds)
   o International equity             o International fixed-income
   o Balanced

[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

September 11, 2000

Recap of Events - U.S. high-yield bonds continued to struggle during the 12-month period ended July 31, 2000, under the mounting pressure of reduced investor demand, rising default rates, and poor trading conditions. Not since 1990 - when economic recession, the savings and loan crisis, and high default rates led prices downward - had high-yield bonds experienced two consecutive years of significant price decline (Source: Bloomberg).

The current market phase was set in motion during the summer of 1998 when overseas turmoil precipitated a global flight to quality that sharply reduced market liquidity. When demand for higher risk bonds is low, it becomes difficult to trade in the market without suffering some losses. Liquidity problems continued to plague the high-yield market throughout our fiscal year as other asset classes - particularly growth-oriented technology stocks - may have attracted investors' money. Higher default rates coupled with weak investor demand for new bonds pushed high-yield bond prices lower (Source: Bloomberg).

The high-yield bond market experienced a brief turnaround in June 2000, however. High-yield bonds delivered their best monthly performance in more than 18 months and high-yield bond mutual fund flows turned positive (Source: AMG Data Services). Like stocks, high-yield bond prices are highly sensitive to corporate earnings. We believe the June rally was driven by strong corporate earnings reports and rising stock prices. In addition, the rally may have been sparked by perceptions that the Federal Reserve was finished raising short-term interest rates. The Fed left the federal funds rate unchanged at 6.50% in June after economic reports for the month of May indicated a slowing economy.

The rebound in high-yield bond prices was short-lived. Lukewarm reports in the second half of the corporate earnings season may have had an effect on the markets, as both stocks and high-yield bond prices generally turned downward again. We believe a July report of better than expected growth in U.S. gross domestic product (up to an annual rate of 5.2%) during the second calendar quarter may have also stunted the rally, as Fed-watching investors seemed to monitor every economic report with the future of interest rates in mind.

Total Return

For Period Ended July 31, 2000                                One Year
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund Class A                 +3.28%
--------------------------------------------------------------------------------
Lipper High Current Yield Fund Average (351 funds)             -0.62%
--------------------------------------------------------------------------------
Salomon Smith Barney High-Yield Cash Pay Index                 -0.85%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and capital gains. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of high-yield bond funds tracked by Lipper (Source: Lipper). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of domestic high-yield bonds. You cannot invest directly in an index. Past performance does not guarantee future results.

Delaware High-Yield Opportunities Fund finished fiscal 2000 ahead of its performance benchmark, the Salomon Smith Barney High-Yield Cash Pay Index. It also outperformed the average of its peer funds in the Lipper High Current Yield Fund class. The Fund delivered a total return of +3.28% (Class A shares at net asset value with distributions reinvested) for the 12 months ended July 31, 2000.

We attribute Delaware High-Yield Opportunities Fund's resiliency to its focus on more stable industries within the high-yield bond market, as well as its ability to invest in foreign high-yield bonds and domestic stocks. We also benefited from our emphasis on quality. The Fund invests in the top tiers of non-investment-grade bonds - those rated BB and B by credit rating agencies such as Moody's and Standard & Poor's. All of these factors helped us to preserve capital.

Market Outlook - Fixed-income investors have continued to fight an uphill battle during the Fed's extended campaign of interest rate hikes. As of this writing the impression on Wall Street is that the U.S. economy is approaching a more moderate growth rate, without inflation, as desired by the Fed. In our opinion, economic fundamentals remain strong in the U.S. and in many other parts of the world. In addition, we would not be surprised if U.S. interest rates trended downward over the next 18 months. We believe the outlook for the high-yield market is becoming more promising, and that a turnaround could evolve in the next year.

On the following pages, Delaware High-Yield Opportunities Fund's portfolio manager Gerald Nichols discusses the Fund's results for fiscal 2000 in greater detail and shares his outlook for the year ahead. We thank you for selecting Delaware High-Yield Opportunities Fund and look forward to reporting to you again in six months.

Sincerely,

/s/ Wayne A. Stork                       /s/ David K. Downes
------------------------------------     --------------------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds


"WE BELIEVE THE
OUTLOOK FOR THE
HIGH-YIELD MARKET IS
BECOMING MORE
PROMISING, AND THAT A
TURNAROUND COULD
EVOLVE IN THE
NEXT YEAR."


(Current Income Artwork)

PORTFOLIO MANAGEMENT REVIEW


Gerald T. Nichols
Senior Portfolio Manager

September 11, 2000


The Fund's Results
During the 12-month period ended July 31, 2000, an imbalance between the supply and demand of high-yield bonds weighed heavily on bond prices. Although the supply of new high-yield bonds was much lower than in previous years, we felt there was little appetite for what was being issued. In our opinion, an uncertain economic outlook and rising default rates among high-yield bond issues
- caused by the inability of companies to repay principal and interest on their debt - muted investors' interest in the high-yield bond market.

We believe Delaware High-Yield Opportunities Fund began the fiscal period well-positioned to weather just this sort of market environment. We had taken advantage of opportunities in the market a year earlier to restructure the portfolio so that it had a stronger emphasis on quality. At the start of the fiscal year, we were holding bond issues of companies with attractive risk/reward profiles.

Early in the fiscal year, we benefited from having low portfolio turnover. This meant that the Fund was less impacted by the market's lack of liquidity, a condition which made it difficult to sell bonds without losing significant value. Because the Fund was positioned much where we wanted it at the start of our fiscal year, we had little need to make changes to our existing positions.

Portfolio Highlights
During the fiscal year, domestic high-yield bonds often detracted from performance, while other investments fared better. The Fund benefited from our focus on quality as well as from small positions in foreign high-yield bonds and U.S. stocks. European high-yield bonds, which accounted for most of our foreign exposure during the fiscal year, posted double-digit returns as a class for the period, outperforming the domestic high-yield bond market (Source: Salomon Smith Barney). Our equity position, representing 1.3% of total net assets as of July 31, 2000, also helped performance. Stocks, although frequently volatile during the Fund's fiscal year, generally performed well.

Delaware High-Yield Opportunities Fund has two investment objectives. The first is to seek long-term total return. Current income is a secondary objective. Because the Fund is not as focused on securing the highest yields available in the market, we can invest in higher-quality companies in industries that are less affected by economic cycles, such as cable, media and publishing. Bonds from these industries typically provide lower yields, but offer us the price stability that is important to achieving the Fund's primary investment objective.


Portfolio Characteristics
July 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       9.97%
--------------------------------------------------------------------------------
Average Effective Duration**                                    5.07 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                   7.09 years
--------------------------------------------------------------------------------
Portfolio Turnover                                               396%
--------------------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yields as of 7/31/00 for Class B and C shares were 9.77% and 9.79%, respectively. The Institutional Class yield was 10.77%.

 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rates.

***Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

Delaware High-Yield
Opportunities Fund

Top Ten Sectors
As of July 31, 2000
--------------------------------------------------------------------------------
Cable, Media & Publishing                                              15.66%
--------------------------------------------------------------------------------
Telecommunications                                                     13.66%
--------------------------------------------------------------------------------
Enhanced Specialized
  Mobile Radio/Personal
  Communication Services                                               10.09%
--------------------------------------------------------------------------------
Energy                                                                  9.83%
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment                                        7.42%
--------------------------------------------------------------------------------
Building & Materials                                                    5.22%
--------------------------------------------------------------------------------
Competitive Local Exchange Carriers                                     5.10%
--------------------------------------------------------------------------------
Food, Beverage & Tobacco                                                3.96%
--------------------------------------------------------------------------------
Industrial Machinery                                                    3.68%
--------------------------------------------------------------------------------
Chemicals                                                               3.15%
--------------------------------------------------------------------------------


(Current Income Artwork)


We believe that the Fund has a competitive edge over other high-yield bond mutual funds. Part of our advantage stems from the Fund's relatively small asset size - roughly $27.51 million as of July 31, 2000. The Fund's small size, coupled with our focus on larger bond issues from well-known companies, gives us the ability to move in and out of the markets quickly when need be. This can be especially helpful when any of the markets in which we invest experience a setback.

Outlook
The last two years have been unusually difficult for U.S. high-yield bonds. Despite the fact that the U.S. economy has never been in better shape, lower-rated issues in the high-yield bond market - which usually are more sensitive to the economy - have performed poorly and had a high rate of default (Source: Moody's Investors Service). In our opinion, much of the trouble stems from the global financial crisis of 1998, which pushed down commodity prices worldwide and caused many companies in commodity-based industries to default on their debt obligations.

Since then, the default rate among high-yield bonds has been rising. In
November 1999, 6.1% of the companies issuing high-yield bonds were in default, the highest level since 1992. The default rate leveled off at just above 5% by mid-year 2000, still higher than the historic average (Source: Moody's Investors Service). We believe the default rate was driven higher by an excess supply of commodities in the world in general, and a more restrictive bank lending environment. The result is that banks have been very reluctant to lend to lower-rated issuers.

It appears to us that, after the short rally experienced earlier this summer, long-hurting high-yield investors seem eager to stage a longer rally. If nothing else, many investors seem to expect a rally based purely on market cycles turning the compass in favor of high yield. We believe there are indicators suggesting that a turnaround could evolve during the next year. For instance, many analysts point to the similarities between the current period of rising interest rates and 1994, when seven increases moved short-term rates upward by 3.0%. High-yield markets rallied throughout the following year (Source: Salomon Smith Barney).

It appears to us there are both similarities and differences between the two periods. Regardless of comparisons, we believe Delaware High-Yield Opportunities Fund has a strong process in place for managing credit risk. We will continue to focus on higher quality companies in less volatile industries. Many of these same companies are represented in our equity allocation as well. In addition, we expect to continue taking advantage of the increasing number of high-yield bond investment opportunities overseas. Overall, we feel confident that this diversified approach will make a positive contribution to the Fund's results.

FUND BASICS


Fund Objectives
The Fund seeks total return, and as a secondary objective, high current income.

Total Fund Assets
$27.51 million

Number of Holdings
75

Fund Start Date
December 30, 1996

Your Fund Manager
Gerald T. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in finance. Prior to joining Delaware in 1989, Mr. Nichols worked at Waddell & Reed, Inc. and as an investment officer for a merchant banking firm. He is a CFA charterholder.

Nasdaq Symbols
Class A:  DHOAX
Class B:  DHOBX
Class C:  DHOCX


DELAWARE HIGH-YIELD OPPORTUNITIES
FUND PERFORMANCE


Growth of a $10,000 Investment

December 30, 1996 to July 31, 2000

Delaware High-Yield Opportunities Fund Growth of $10,000 investment chart

                 Delaware High-Yield               U.S. Consumer         Salomon Smith Barney High-
             Opportunities Fund A Class       Price Index (Inflation)       Yield Cash Pay Index
             --------------------------      ------------------------    --------------------------
12/31/96             $ 9,532                         $10,000                      $10,000
  Jul-97             $10,562                         $10,120                      $10,835
  Jul-98             $12,184                         $10,290                      $11,993
  Jul-99             $11,666                         $10,511                      $11,968
  Jul-00             $12,074                         $10,883                      $11,886

Chart assumes $10,000 invested on December 30, 1996, a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Values are plotted as of month's end.

Average Annual Total Returns
Through July 31, 2000                      Lifetime  Three Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
   Excluding Sales Charge                   +6.81%      +4.58%       +3.28%
   Including Sales Charge                   +5.40%      +2.87%       -1.71%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
   Excluding Sales Charge                   +0.42%                   +2.62%
   Including Sales Charge                   -0.59%                   -1.17%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
   Excluding Sales Charge                   +0.41%                   +2.61%
   Including Sales Charge                   +0.41%                   +1.66%
--------------------------------------------------------------------------------

The Fund invests primarily in high-yield bonds, which involve greater risk than investing in higher quality fixed-income securities. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as noted below. Past performance is not a guarantee of future results. Performance for Class B and Class C shares excluding sales charge assumes either contingent deferred sales charges were not applied or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, three-year and one-year periods ended July 31, 2000 for Delaware High-Yield Opportunities Fund Institutional Class (Est. 12/30/96) were +7.04%, +4.85% and +3.61%, respectively. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the period. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DHOIX

Statement of Net Assets

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------

                                                        Principal       Market
July 31, 2000                                           Amount          Value
--------------------------------------------------------------------------------
 Corporate Bonds - 94.98%
 Automobiles & Automotive Parts - 1.39%
 American Axle & Manufacturing
   9.75% 3/1/09 .....................................  $  400,000     $  381,000
                                                                      ----------
                                                                         381,000
                                                                      ----------
 Building & Materials - 5.22%
 Henry 10.00% 4/15/08 ...............................     400,000        274,000
 Nortek 9.25% 3/15/07 ...............................     250,000        236,875
 Toll 8.125% 2/1/09 .................................     600,000        561,000
 Williams Scotsman 9.875% 6/1/07 ....................     400,000        364,000
                                                                      ----------
                                                                       1,435,875
                                                                      ----------
 Cable, Media & Publishing - 15.66%
 Adelphia Communications 9.375% 11/15/09 ............     450,000        411,750
+Charter Communication 11.75% 1/15/10 ...............   1,200,000        681,000
 Echostar 9.25% 2/1/06 ..............................     500,000        486,250
 Sinclair Broadcast 10.00% 9/30/05 ..................     600,000        586,500
 Sullivan Graphics 12.75% 8/1/05 ....................     400,000        408,000
+Telewest 11.375% 2/1/10 ............................   1,125,000        624,375
+United International 10.75% 2/15/08 ................     750,000        549,375
 United Pan-Europe Communications 11.25% 2/1/10 .....     650,000       559,000
                                                                      ----------
                                                                       4,306,250
                                                                      ----------
Chemicals - 3.15%
Avecia 11.00% 7/1/09 ................................     400,000        404,000
Huntsman 9.50% 7/1/07 ...............................     500,000        462,500
                                                                      ----------
                                                                         866,500
                                                                      ----------
 Competitive Local Exchange Carriers - 5.10%
 KMC Telecom Holdings 13.50% 5/15/09 ................     450,000        401,060
 Metromedia Fiber Network 10.00% 11/15/08 ...........     500,000        490,000
+Nextlink Communications 12.125% 12/1/09 ............     900,000        513,000
                                                                      ----------
                                                                       1,404,060
                                                                      ----------
 Data/Internet Services - 1.90%
 Globix 12.50% 2/1/10 ...............................     300,000        238,500
 Psinet 10.50% 12/1/06 ..............................     350,000        283,500
                                                                      ----------
                                                                         522,000
                                                                      ----------

                                                        Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Electronics & Electrical Equipment - 2.20%
 Flextronics International 9.875% 7/1/10 ............  $  400,000     $  409,000
 Protection One Alarm 7.375% 8/15/05 ................     250,000        196,875
                                                                      ----------
                                                                         605,875
                                                                      ----------
 Enhanced Specialized Mobile Radio/
 Personal Communication Services - 10.09%
+Microcell Telecommunications 14.00% 6/1/06 .........     500,000        470,000
+Nextel Communications 10.65% 9/15/07 ...............     600,000        472,500
 Nextel International 12.75% 8/1/10 .................     500,000        497,500
+Nextel Partners 14.00% 2/1/09 ......................     520,000        357,500
Telecorp PCS 10.625% 7/15/10 ........................     250,000        253,750
+Telecorp PCS 11.625% 4/15/09 .......................     275,000        184,250
 Voicestream Wireless 10.375% 11/15/09 ..............     500,000        540,000
                                                                      ----------
                                                                       2,775,500
                                                                      ----------
 Energy - 9.83%
 Chesapeake Energy 9.625% 5/1/05 ....................     500,000        490,000
 Clark USA 10.875% 12/1/05 ..........................     250,000        138,438
 Frontier Oil 11.75% 11/15/09 .......................     500,000        516,250
 Nuevo Energy 9.50% 6/1/08 ..........................     300,000        299,250
 Parker Drilling 9.75% 11/15/06 .....................     400,000        388,000
 Plains Resources 10.25% 3/15/06 ....................     500,000        508,750
+Universal Compression 9.875% 2/15/08 ...............     500,000        363,750
                                                                      ----------
                                                                       2,704,438
                                                                      ----------
 Environmental Services - 1.11%
 Allied Waste 10.00% 8/1/09 .........................     350,000        304,938
                                                                      ----------
                                                                         304,938
                                                                      ----------
 Food, Beverage & Tobacco - 3.96%
 Carrols 9.50% 12/1/08 ..............................     500,000        425,000
+Del Monte Foods 12.50% 12/15/07 ....................     650,000        492,375
 Fleming 10.625% 7/31/07 ............................     200,000        171,500
                                                                      ----------
                                                                       1,088,875
                                                                      ----------
 Healthcare & Pharmaceuticals - 1.78%
 Tenet Healthcare 8.625% 1/15/07 ....................     500,000        490,875
                                                                      ----------
                                                                         490,875
                                                                      ----------

                                                        Principal       Market
Delaware High-Yield Opportunities Fund                     Amount       Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Industrial Machinery - 3.68%
 Blount 13.00% 8/1/09 ...............................  $  250,000     $  252,813
 Mark IV 7.75% 4/1/06 ...............................     400,000        388,500
 National Equipment 10.00% 11/30/04 .................     450,000        371,250
                                                                      ----------
                                                                       1,012,563
                                                                      ----------
 Leisure, Lodging & Entertainment - 7.42%
 Hollywood Casino 11.25% 5/1/07 .....................     400,000        410,000
 Hollywood Casino 13.00% 8/1/06 .....................     250,000        266,250
 Mohegan Tribal Gaming 8.75% 1/1/09 .................     400,000        388,000
+Premier Parks 10.00% 4/1/08 ........................     750,000        498,750
 Sports Club 11.375% 3/15/06 ........................     500,000        477,500
                                                                      ----------
                                                                       2,040,500
                                                                      ----------
 Long Distance Services - 1.40%
+Viatel 12.50% 4/15/08 ..............................   1,000,000        385,000
                                                                      ----------
                                                                         385,000
                                                                      ----------
 Metals & Mining - 2.87%
 Jorgensen 9.50% 4/1/05 .............................     250,000        218,750
 P&L Coal 9.625% 5/15/08 ............................     300,000        285,750
 WCI Steel 10.00% 12/1/04 ...........................     300,000        285,000
                                                                      ----------
                                                                         789,500
                                                                      ----------
 Paper & Forest Products - 1.38%
+SF Holdings 12.75% 3/15/08 .........................     750,000        378,750
                                                                      ----------
                                                                         378,750
                                                                      ----------
 Retail - 0.75%
 Advance Stores 10.25% 4/15/08 ......................     250,000        207,500
                                                                      ----------
                                                                         207,500
                                                                      ----------
 Telecommunications - 13.66%
+Allegiance Telecom 11.75% 2/15/08 ..................     800,000        596,000
 Crown Castle International 10.75% 8/1/11 ...........     300,000        308,250
 Dobson Communications 10.875% 7/1/10 ...............     400,000        392,000
 Exodus Communications 10.75% 12/15/09 ..............     500,000        483,750
 Intermedia Communications 8.60% 6/1/08 .............     500,000        412,500
 Level 3 Communications 9.125% 5/1/08 ...............     500,000        436,250
 Williams Communications 10.875% 10/1/09 ............     500,000        480,000
 Winstar Communications 12.75% 4/15/10 ..............     700,000        649,250
                                                                      ----------
                                                                       3,758,000
                                                                      ----------
 Transportation & Shipping - 2.43%
 Atlas Air 9.375% 11/15/06 ..........................     350,000        350,875
 Avis Rent A Car 11.00% 5/1/09 ......................     300,000        318,000
                                                                      ----------
                                                                         668,875
                                                                      ----------
 Total Corporate Bonds (cost $26,845,457) ...........                 26,126,874
                                                                      ----------

                                                        Number of       Market
                                                        Shares          Value
--------------------------------------------------------------------------------
 Common Stock - 1.30%
 Energy - 0.42%
*Chesapeake Energy ..................................      20,000       $115,000
                                                                      ----------
                                                                         115,000
                                                                      ----------
 Paper & Forest Products - 0.02%
*SF Holdings Class C ................................       1,050          4,725
                                                                      ----------
                                                                           4,725
                                                                      ----------
 Telecommunications - 0.86%
*Global Crossing ....................................       4,100         99,681
*McLeodUSA Class A ..................................       4,500         76,219
*Triton PCS Holdings Class A ........................       1,200         60,225
                                                                      ----------
                                                                         236,125
                                                                      ----------
 Total Common Stock (cost $426,964)                                      355,850
                                                                      ----------
 Convertible Preferred Stock - 0.41%
 Psinet .............................................       4,000        112,000
                                                                      ----------
 Total Convertible Preferred Stock
   (cost $200,000) ..................................                    112,000
                                                                      ----------
 Preferred Stock - 0.00%
*Nextel Communications ..............................       1,000          1,003
                                                                      ----------
 Total Preferred Stock (cost $1,024) ................                      1,003
                                                                      ----------
 Warrants - 0.00%
*Electronic Retailing ...............................         300              3
*Spincycle ..........................................         250              3
                                                                      ----------
 Total Warrants (cost $12,017)
                                                                               6
                                                                      ----------

                                                        Principal       Market
Delaware High-Yield Opportunities Fund                  Amount          Value
--------------------------------------------------------------------------------
Repurchase Agreements - 2.95%
With Chase Manhattan 6.54% 8/1/00
 (dated 7/31/00, collateralized by
 $283,000 U.S. Treasury Notes 5.875%
 due 11/15/04, market value $282,925) ...............    $276,000    $  276,000
With PaineWebber 6.54% 8/1/00
 (dated 7/31/00, collateralized by $7,000
 U.S. Treasury Notes 5.875%
 due 11/30/01, market value $7,442 and
 $176,000 U.S. Treasury Notes 6.50%
 due 8/31/01, market value $180,282
 and $88,000 U.S. Treasury Notes 6.625%
 due 3/31/02, market value $89,829) .................     272,000       272,000
With Prudential Securities 6.50% 8/1/00
 (dated 7/31/00, collateralized by $85,000
U.S. Treasury Notes 5.00% due 4/30/01,
 market value $85,596 and $176,000
U.S. Treasury Notes 7.75% due 2/15/01,
 market value $183,014) .............................     263,000       263,000
                                                                     ----------
Total Repurchase Agreements
 (cost $811,000) ....................................                   811,000
                                                                     ----------
Total Market Value of Securities - 99.64%
 (cost $28,296,462) .................................                27,406,733
Receivables and Other Assets
 Net of Liabilities - 0.36% .........................                    99,906
                                                                     ----------
Net Assets Applicable to 5,671,679
 Shares Outstanding - 100.00% .......................               $27,506,639
                                                                    ===========
Net Asset Value - Delaware High-Yield
 Opportunities Fund A Class ($15,650,312 /
 3,227,099 Shares) ..................................                     $4.85
                                                                          -----
Net Asset Value - Delaware High-Yield
 Opportunities Fund B Class ($9,588,601 /
 1,977,006 Shares) ..................................                     $4.85
                                                                          -----
Net Asset Value - Delaware High-Yield
 Opportunities Fund C Class ($2,263,740 /
 466,752 Shares) ....................................                     $4.85
                                                                          -----
Net Asset Value - Delaware High-Yield
 Opportunities Fund Institutional Class
 ($3,986 / 822 Shares) ..............................                     $4.85
                                                                          -----
-------------------------
+ Zero coupon security as of July 31, 2000. The coupon shown is the step-up rate.
* Non-income producing security for the period ended July 31, 2000.

Components of Net Assets at July 31, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) ...........................               $31,324,069
Undistributed net investment income** ...............                   156,769
Accumulated net realized loss
  on investments ....................................                (3,079,324)
Net unrealized depreciation of investments
  and foreign currencies ............................                  (894,875)
                                                                    -----------
Total net assets ....................................               $27,506,639
                                                                    ===========
Net Asset Value and Offering Price per Share -
  Delaware High-Yield Opportunities Fund
Net asset value A class (A) .........................                     $4.85
Sales charge (4.75% of offering price
  or 4.95% of the amount invested per share) (B) ....                      0.24
                                                                          -----
Offering price ......................................                     $5.09
                                                                          =====

-------------------------
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gain (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations



Year Ended July 31, 2000                  Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ...........................................   $2,840,680
Dividends ..........................................       33,162    $2,873,842
                                                       ----------    ----------
Expenses:
Management fees ....................................      177,604
Distribution expense ...............................      138,211
Registration fees ..................................       62,334
Dividend disbursing and transfer agent
  fees and expenses ................................       49,235
Reports and statements to shareholders .............       28,093
Accounting and administration ......................       12,026
Custodian fees .....................................        8,446
Taxes (other than taxes on income) .................        5,156
Trustees' fees .....................................        2,373
Professional fees ..................................        1,626
Other ..............................................        4,660       489,764
                                                       ----------    ----------

Less expenses absorbed or waived ...................                    (73,429)
Less expenses paid indirectly ......................                     (1,557)
                                                                     ----------
Total expenses .....................................                    414,778
                                                                     ----------
Net Investment Income ..............................                  2,459,064
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currencies:
Net realized loss on:
  Investments ......................................                 (2,260,873)
  Foreign currencies ...............................                     (2,884)
                                                                     ----------
Net realized loss                                                    (2,263,757)
Net change in unrealized appreciation /
  depreciation of investments and
  foreign currencies ...............................                    326,436
                                                                     ----------
Net Realized and Unrealized Loss on Investments
  and Foreign Currencies ...........................                 (1,937,321)
                                                                     ----------
Net Increase in Net Assets Resulting
  from Operations ..................................                 $  521,743
                                                                     ==========

                             See accompanying notes

Statements of Changes in Net Assets



                                          Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------
                                                              Year Ended
                                                         7/31/00     7/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment income ...............................  $ 2,459,064  $ 1,592,270
Net realized loss on investments
  and foreign currencies ............................   (2,263,757)    (818,418)
Net change in unrealized appreciation / depreciation
  of investments and foreign currencies .............      326,436   (1,440,010)
                                                       ------------------------
Net increase (decrease) in net assets resulting
  from operations ...................................      521,743     (666,158)
                                                       ------------------------
Distributions to Shareholders from:
Net investment income:
  A Class ...........................................   (1,250,414)    (929,578)
  B Class ...........................................     (617,811)    (271,969)
  C Class ...........................................     (159,852)     (90,611)
  Institutional Class ...............................     (277,926)    (311,216)

Net realized gain on investments:
  A Class ...........................................           --     (219,201)
  B Class ...........................................           --      (58,238)
  C Class ...........................................           --      (18,815)
  Institutional Class ...............................           --      (69,788)
                                                       ------------------------
                                                        (2,306,003)  (1,969,416)
                                                       ------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ...........................................   14,532,641    6,326,031
  B Class ...........................................    6,659,845    6,467,171
  C Class ...........................................    2,034,559    1,946,694
  Institutional Class ...............................        4,057       26,516

Net asset value of shares issued upon reinvestment
  of distributions from net investment income and
  net realized gain on investments:
  A Class ...........................................    1,085,376      997,958
  B Class ...........................................      339,143      160,232
  C Class ...........................................       90,802       63,760
  Institutional Class ...............................      286,260      356,221
                                                       ------------------------
                                                        25,032,683   16,344,583
                                                       ------------------------
Cost of shares repurchased:
  A Class ...........................................  (11,563,039)  (2,872,684)
  B Class ...........................................   (3,265,393)  (1,534,693)
  C Class ...........................................   (1,665,247)    (502,146)
  Institutional Class ...............................   (3,705,898)          --
                                                       ------------------------
                                                       (20,199,577)  (4,909,523)
                                                       ------------------------
Increase in net assets derived from capital
  share transactions ................................    4,833,106   11,435,060
                                                       ------------------------
Net Increase in Net Assets ..........................    3,048,846    8,799,486

Net Assets:
Beginning of period .................................   24,457,793   15,658,307
                                                       ------------------------
End of period .......................................  $27,506,639  $24,457,793
                                                       ========================
                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware High-Yield Opportunities Fund A Class
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    12/30/96(1)
                                                                                               Year Ended               to
                                                                                      7/31/00   7/31/99    7/31/98    7/31/97
Net asset value, beginning of period ..............................................   $5.120     $5.920     $5.920     $5.500

Income (loss) from investment operations:
  Net investment income(2) ........................................................    0.455      0.434      0.523      0.290
  Net realized and unrealized gain (loss) on investments and foreign currencies ...   (0.296)    (0.691)     0.336      0.299
                                                                                      ---------------------------------------
  Total from investment operations ................................................    0.159     (0.257)     0.859      0.589
                                                                                      ---------------------------------------

Less dividends and distributions:
  Dividends from net investment income ............................................   (0.429)    (0.438)    (0.605)    (0.169)
  Distributions from net realized gain on investments .............................       --     (0.105)    (0.254)        --
                                                                                      ---------------------------------------
  Total dividends and distributions ...............................................   (0.429)    (0.543)    (0.859)    (0.169)
                                                                                      ---------------------------------------

Net asset value, end of period ....................................................   $4.850     $5.120     $5.920     $5.920
                                                                                      =======================================

Total return(3) ...................................................................    3.28%     (4.26%)    15.66%     10.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........................................  $15,650    $12,558     $9,670     $5,990
  Ratio of expenses to average net assets .........................................    1.30%      1.27%      1.14%      0.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .......................................    1.57%      1.89%      1.44%      1.57%
  Ratio of net investment income to average net assets ............................    9.21%      8.02%      8.88%      8.53%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ............................    8.94%      7.39%      8.58%      7.70%
  Portfolio turnover ..............................................................     396%       382%       317%       270%

---------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended July 31, 1997 and the year ended July 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund             Delaware High-Yield Opportunities Fund   Delaware High-Yield Opportunities Fund
throughout each period outstanding were as follows:                  B Class                                 C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                              2/17/98(1)                              2/17/98(1)
                                                              Year Ended         to                   Year Ended          to
                                                          7/31/00   7/31/99    7/31/98             7/31/00   7/31/99   7/31/98

Net asset value, beginning of period ..................   $5.120     $5.920     $5.870             $5.120    $5.920    $5.870
  Income (loss) from investment operations:
  Net investment income(2) ............................    0.421      0.401      0.161              0.422     0.403     0.161
  Net realized and unrealized gain (loss)
    on investments and foreign currencies .............   (0.294)    (0.694)     0.044             (0.295)   (0.696)    0.044
                                                          -------------------------------------------------------------------
  Total from investment operations ....................    0.127     (0.293)     0.205              0.127    (0.293)    0.205
                                                          -------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ................   (0.397)    (0.402)    (0.155)            (0.397)   (0.402)   (0.155)
  Distributions from net realized
    gain on investments ...............................       --     (0.105)        --                 --    (0.105)       --
                                                          -------------------------------------------------------------------
  Total dividends and distributions ...................   (0.397)    (0.507)    (0.155)            (0.397)   (0.507)   (0.155)
                                                          -------------------------------------------------------------------

Net asset value, end of period ........................   $4.850     $5.120     $5.920             $4.850    $5.120    $5.920
                                                          ===================================================================

Total return(3) .......................................    2.62%     (4.91%)     3.54%              2.61%    (4.91%)    3.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .............   $9,589     $6,296     $1,603             $2,264    $1,913      $547
  Ratio of expenses to average net assets .............    2.00%      1.97%      1.84%              2.00%     1.97%     1.84%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..........................    2.27%      2.59%      2.14%              2.27%     2.59%     2.14%
  Ratio of net investment income to
    average net assets ................................    8.51%      7.32%      8.18%              8.51%     7.32%     8.18%
  Ratio of net investment income to
    average net assets prior to expense
    limitation and expenses paid indirectly ...........    8.24%      6.69%      7.88%              8.24%     6.69%     7.88%
  Portfolio turnover ..................................     396%       382%       317%               396%      382%      317%

---------------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the year ended July 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware High-Yield Opportunities Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  12/30/96(1)
                                                                                             Year Ended               to
                                                                                   7/31/00    7/31/99    7/31/98    7/31/97
Net asset value, beginning of period .............................................  $5.120     $5.920     $5.920     $5.500

Income (loss) from investment operations:
  Net investment income(2) .......................................................   0.473      0.444      0.537      0.290
  Net realized and unrealized gain (loss) on investments and foreign currencies ..  (0.298)    (0.684)     0.330      0.299
                                                                                    ---------------------------------------
  Total from investment operations ...............................................   0.175     (0.240)     0.867      0.589
                                                                                    ---------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...........................................  (0.445)    (0.455)    (0.613)    (0.169)
  Distributions from net realized gain on investments ............................      --     (0.105)    (0.254)        --
                                                                                    ---------------------------------------
  Total dividends and distributions ..............................................  (0.445)    (0.560)    (0.867)    (0.169)
                                                                                    ---------------------------------------

Net asset value, end of period ...................................................  $4.850     $5.120     $5.920     $5.920
                                                                                    =======================================

Total return(3) ..................................................................   3.61%     (3.96%)    15.82%     10.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................      $4     $3,691     $3,837     $3,330
  Ratio of expenses to average net assets ........................................   1.00%      0.97%      0.84%      0.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ......................................   1.27%      1.59%      1.14%      1.27%
  Ratio of net investment income to average net assets ...........................   9.51%      8.32%      9.18%      8.53%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ...........................   9.24%      7.69%      8.88%      8.00%
  Portfolio turnover .............................................................    396%       382%       317%       270%

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Per share information for the period ended July 31, 1997 and the year ended July 31, 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

July 31, 2000
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Company") is organized as a Delaware business trust and offers five funds: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). Delaware High-Yield Opportunities Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the High-Yield Opportunities Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income
(loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $629 for the year ended July 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2000 were $928. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% of the average net assets in excess of $2.5 billion. At July 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $16,762.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual expenses, exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund through September 30, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At July 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $5,175.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At July 31, 2000, the Fund had a liability for such fees and other expenses payable to DDLP of $9,376.

For the year ended July 31, 2000, DDLP earned $7,881 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended July 31, 2000, the Fund made purchases of $103,297,542 and sales of $99,610,530 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $894,953 of which $437,706 related to unrealized appreciation of securities and $1,332,659 related to unrealized depreciation of securities. At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $28,301,686.

For federal income tax purposes, the Fund had accumulated capital losses of $1,069,936 at July 31, 2000, which may be carried forward and applied against future gains. The capital loss carryforward expires as follows: 2007 - $65,503 and 2008 - $1,004,433.

4. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                           7/31/00    7/31/99
Shares sold:
  A Class .............................................   2,934,531   1,173,029
  B Class .............................................   1,335,625   1,218,230
  C Class .............................................     408,692     364,066
  Institutional Class .................................         826       5,052

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .............................................     220,942     187,800
  B Class .............................................      69,107      30,387
  C Class .............................................      18,426      12,081
  Institutional Class .................................      57,716      66,867
                                                          ---------   ---------
                                                          5,045,865   3,057,512
                                                          ---------   ---------

Shares repurchased:
  A Class .............................................  (2,380,163)   (543,858)
  B Class .............................................    (656,876)   (290,396)
  C Class .............................................    (333,890)    (95,113)
  Institutional Class .................................    (778,354)         --
                                                          ---------   ---------
                                                         (4,149,283)   (929,367)
                                                          ---------   ---------
Net increase ..........................................     896,582   2,128,145
                                                          =========   =========

5. Lines of Credit
Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. Prior to October 8, 1999, the Fund had a committed line of credit of $400,000. No amount was outstanding at July 31, 2000, or at any time during the fiscal year.

--------------------------------------------------------------------------------
6. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended July 31, 2000, the Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

      (A)                 (B)
   Long-Term           Ordinary               (C)
  Capital Gains         Income               Total                (D)
  Distributions      Distributions       Distributions        Qualifying
   (Tax Basis)       (Tax Basis)          (Tax Basis)        Dividends(1)
  -------------     ---------------      --------------      ------------
       --                100%                 100%                --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware High-Yield Opportunities Fund

We have audited the accompanying statement of net assets of Delaware High-Yield Opportunities Fund (the "Fund") as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware High-Yield Opportunities Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                  Ernst & Young LLP


Philadelphia, Pennsylvania
September 6, 2000

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Board of TRUSTEES                               Charles E. Peck                              Investment Manager
                                                Retired                                      Delaware Management Company
Wayne A. Stork                                  Fredericksburg, VA                           Philadelphia, PA
Chairman
Delaware Investments Family of Funds            Janet L. Yeomans                             International Affiliate
Philadelphia, PA                                Vice President and Treasurer                 Delaware International Advisers Ltd.
                                                3M Corporation                               London, England
Walter P. Babich                                St. Paul, MN
Board Chairman                                                                               National Distributor
Citadel Constructors, Inc.                      Affiliated Officers                          Delaware Distributors, L.P.
King of Prussia, PA                                                                          Philadelphia, PA
                                                Charles E. Haldeman, Jr.
David K. Downes                                 President and Chief Executive Officer        Shareholder Servicing, Dividend
President and Chief Executive Officer           Delaware Management Holdings, Inc.           Disbursing and Transfer Agent
Delaware Investments Family of Funds            Philadelphia, PA                             Delaware Service Company, Inc.
Philadelphia, PA                                                                             Philadelphia, PA
                                                Richard J. Flannery
John H. Durham                                  Executive Vice President                     1818 Market Street
Private Investor                                and General Counsel                          Philadelphia, PA 19103-3682
Horsham, PA                                     Delaware Investments Family of Funds
                                                Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates          Bruce D. Barton
New York, NY                                    President and Chief Executive Officer
                                                Delaware Distributors, L.P.
Ann R. Leven                                    Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3672)                                                        Printed in the USA
AR-137 [7/00] PPL 9/00                                                   (J6281)